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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 8, 2003



                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-22356                   58-20583
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                             171 CROSSROADS PARKWAY
                             SAVANNAH, GEORGIA 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

      On December 8, 2003, Friedman's Inc. issued a press release announcing that its Board of Directors has appointed Richard Cartoon Chief Financial Officer of the Company, and that Victor M. Suglia, the Company's former CFO who has been on a leave of absence, has resigned effective immediately. The text of the press release, which is attached at Exhibit 99.1, is incorporated by reference into this Item.

EXHIBITS

      99.1     Press Release Dated December 8, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRIEDMAN'S INC.
                                         (Registrant)



Date:  December 10, 2003                By: /s/ Douglas D. Anderson
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                                            Douglas D. Anderson
                                            President and Chief
                                            Operating Officer